Entertainment Marketing and Rewards

2 In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words “believe,” “expect,” “will,” “anticipate,” “intend,” “estimate,” “project,” “plan,” “assume” or other similar expressions, although not all forward-looking statements, contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management’s current plans and objectives are forward-looking statements. Among others, forward-looking statements contained in this presentation include our expectation that our network will reach 20 million uniques by the end of Q1 2015 through Wetpaint and third party publishers, plans for allowing users to earn points on websites not owned by Viggle, signing co-marketing agreements with major consumer brands, launching LIVE Events vertical via SFX partnership, growing revenues, and growing users. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and limited revenues to date; we may not be able to achieve or maintain profitability; the likelihood of our success must be considered in light of the problems, expenses difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment; the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non- management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management’s attention, and harm our business; and changes in federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses. Safe Harbor Statement

3 General Corporate Information Exchange / Symbol NASDAQ:VGGL Share Price $2.951 LTM Revenue $20.1 million Enterprise Value: $78.19 million1 Headquarters: New York, New York • Viggle helps guide consumers towards various forms of media consumption in several ways - Television enhancement - Distributed reminders - Publishing & social distribution - Music discovery & purchase • In an increasingly fragmented landscape, Viggle helps connect various parties in a meaningful way - Media Companies - promote content through web, mobile and social channels to generate audiences - Brands - reach verified audiences - Consumers - earn points and/or brand rewards through the consumption of and engagement with entertainment Company Overview Mobile and web-based entertainment marketing platform using rewards to drive discovery and engagement (1) As of January 12, 2015

4 The Problem This landscape has become increasingly more crowded Web TV Music Live Events Consumers want to discover and engage with content Marketers want to reach verified audiences Media Companies need to generate meaningful audiences

5 Our Solution One platform to connect media companies, marketers and consumers Web TV Music Live Events Consumers earn points for consumption and engagement Marketers target media across the platform using 1st party data Media Companies can promote content and verify audiences

6 rewards network of mobile apps and online video publishers online store to reward consumers for entertainment behavior mobile app serves as companion for entertainment experiences Our Platform Technology Solutions Our marketing platform consists of 3 key products and connects behavior across devices and services • Mobile app for iOS, Android and Windows • Uses audio recognition to identify TV and music programming • 3rd party publishers can reward their users with Viggle points to drive specific behaviors, such as watching online video • We expect the network will reach nearly 20mm uniques by the end of calendar Q1 2015. That includes Wetpaint, our O&O site acquired in Dec 2013, and third party publishers. • Viggle points are redeemed at our ecommerce store • Thousands of TV, movie, music and book titles are available form the major networks, studios, labels and publishers • Partners can leverage our catalog for incentive based marketing and promotional campaigns

7 Market Opportunity Viggle is the beneficiary of several important trends Fragmentation of the media industry • More quality choices than ever - disruptive pattern • Models of media consumption are changing • 63% of time spent consuming media is not with television1 Growth in mobile advertising • TV expected to be 38% of larger advertising market2 - $75 billion in 20172 - Growing but flat market share • Mobile advertising growing as a percentage of the advertising market - From 1% in 2011 ($1.6 billion)2 - To 16% of the market ($31 billion in 2017) 2 (1) eMarketer, Digital Set to Surpass TV in Time Spent with US Media, August 1, 2013 (2) eMarketer, US Total Media Ad Spend Inches Up, Pushed by Digital, August 22, 2013 Average Time Spent per Day with Major Media US Adults, 2013 1.6 4.4 8.5 13.1 18.6 24.7 31.1 50 100 150 200 2011 2012 2013 2014 2015 2016 2017 $ b il li on s TV Digital (non-mobile) Digital (mobile) Print Radio Outdoor Digital (online) 19% Digital (mobile) 20% Digital (other) 5% TV 37% Radio 12% Print 4% Other 3% US Total Media Ad Spending, by Media 2011- 2017

8 Our Reach 7.7 million 14 million 26 million $20 million Net Registered Platform Users Active Reach1 Total Reach2 Total Value of Points Redeemed (1) Active Reach is defined as Viggle MAUs + Wetpaint FB Likes and Twitter Follows as of September 30, 2014 (2) Total Reach is defined as Viggle net registered users as of September 30, 2014 + Wetpaint monthly unique visitors for September, 2014

What we want to accomplish… • Allow users to earn points on web sites not owned by Viggle • Sign co-marketing agreements with major consumer brands • Launch LIVE Events vertical via SFX partnership • Grow Revenues • Grow Users 9 What’s Next?